INDEPENDENCE CONTRACT DRILLING, INC. 2019 OMNIBUS INCENTIVE PLAN (Effective February 27, 2019)

INDEPENDENCE CONTRACT DRILLING, INC. 2019 OMNIBUS INCENTIVE PLAN ARTICLE I ESTABLISHMENT, PURPOSE AND DURATION ................................................ 1 1.1 Establishment .................................................................................................................... 1 1.2 Purpose of the Plan ............................................................................................................ 1 1.3 Duration of Plan ................................................................................................................ 1 ARTICLE II DEFINITIONS .......................................................................................................... 1 ARTICLE III ELIGIBILITY .......................................................................................................... 6 ARTICLE IV GENERAL PROVISIONS RELATING TO AWARDS ......................................... 6 4.1 Authority to Grant Awards ................................................................................................ 6 4.2 Shares That Count Against Limit ...................................................................................... 7 4.3 Non-Transferability ........................................................................................................... 7 4.4 Requirements of Law ........................................................................................................ 7 4.5 Changes in the Company’s Capital Structure .................................................................... 8 4.6 Election Under Section 83(b) of the Code ...................................................................... 10 4.7 Forfeiture for Cause ......................................................................................................... 10 4.8 Forfeiture Events ............................................................................................................. 11 4.9 Recoupment in Restatement Situations ........................................................................... 11 4.10 Award Agreements .......................................................................................................... 11 4.11 Amendments of Award Agreements ............................................................................... 11 4.12 Rights as Stockholder ...................................................................................................... 12 4.13 Issuance of Shares of Stock ............................................................................................. 12 4.14 Restrictions on Stock Received ....................................................................................... 12 4.15 Section 409A ................................................................................................................... 12 4.16 Date of Grant ................................................................................................................... 12 4.17 Source of Shares Deliverable Under Awards .................................................................. 12 4.18 Minimum Vesting Requirements .................................................................................... 13 ARTICLE V OPTIONS ................................................................................................................ 13 5.1 Authority to Grant Options .............................................................................................. 13 5.2 Type of Options Available .............................................................................................. 13 5.3 Option Agreement ........................................................................................................... 13 5.4 Option Price ..................................................................................................................... 13 5.5 Duration of Option .......................................................................................................... 14 5.6 Amount Exercisable ........................................................................................................ 14 -i- Error! Unknown document property name.

5.7 Exercise of Option ........................................................................................................... 14 5.8 Transferability-Incentive Stock Options ......................................................................... 15 5.9 No Rights as Stockholder ................................................................................................ 15 5.10 $100,000 Limitation on ISOs .......................................................................................... 15 5.11 Separation from Service .................................................................................................. 16 ARTICLE VI STOCK APPRECIATION RIGHTS ..................................................................... 16 6.1 Authority to Grant SAR Awards ..................................................................................... 16 6.2 Type of Stock Appreciation Rights Available ................................................................ 16 6.3 General Terms ................................................................................................................. 16 6.4 SAR Agreement .............................................................................................................. 16 6.5 Term of SAR ................................................................................................................... 17 6.6 Exercise of Freestanding SARs ....................................................................................... 17 6.7 Exercise of Tandem SARs .............................................................................................. 17 6.8 Payment of SAR Amount ................................................................................................ 17 6.9 Separation from Service .................................................................................................. 18 6.10 No Rights as Stockholder ................................................................................................ 18 6.11 Restrictions on Stock Received ....................................................................................... 18 ARTICLE VII RESTRICTED STOCK AWARDS ..................................................................... 18 7.1 Restricted Stock Awards ................................................................................................. 18 7.2 Restricted Stock Award Agreement ................................................................................ 18 7.3 Holder’s Rights as Stockholder ....................................................................................... 18 ARTICLE VIII RESTRICTED STOCK UNIT AWARDS.......................................................... 19 8.1 Authority to Grant RSU Awards ..................................................................................... 19 8.2 RSU Award ..................................................................................................................... 19 8.3 RSU Award Agreement ................................................................................................... 19 8.4 Dividend Equivalents ...................................................................................................... 19 8.5 Form of Payment Under RSU Award ............................................................................. 19 8.6 Time of Payment Under RSU Award .............................................................................. 19 8.7 Holder’s Rights as Stockholder ....................................................................................... 20 ARTICLE IX PERFORMANCE STOCK AWARDS AND PERFORMANCE UNIT AWARDS ........................................................................................................................ 20 9.1 Authority to Grant Performance Stock Awards and Performance Unit Awards ............ 20 9.2 Performance Goals .......................................................................................................... 20 9.3 Written Agreement .......................................................................................................... 21 9.4 Form of Payment Under Performance Unit Award ......................................................... 21 ii

9.5 Time of Payment Under Performance Unit Award ......................................................... 21 9.6 Holder’s Rights as Stockholder With Respect to a Performance Stock Award .............. 21 9.7 Holder’s Rights as Stockholder With Respect to a Performance Unit Award ................ 21 9.8 Dividend Equivalents ...................................................................................................... 21 ARTICLE X ANNUAL CASH INCENTIVE AWARDS ........................................................... 21 10.1 Authority to Grant Annual Cash Incentive Awards ........................................................ 21 10.2 Written Agreement .......................................................................................................... 22 10.3 Form of Payment Under Annual Cash Incentive Award ................................................ 22 10.4 Time of Payment Under Annual Cash Incentive Award ................................................. 22 ARTICLE XI OTHER STOCK-BASED AWARDS ................................................................... 22 11.1 Authority to Grant Other Stock-Based Awards .............................................................. 22 11.2 Value of Other Stock-Based Award ................................................................................ 22 11.3 Written Agreement .......................................................................................................... 22 11.4 Payment of Other Stock-Based Award ........................................................................... 22 11.5 Separation from Service .................................................................................................. 23 11.6 Time of Payment of Other Stock-Based Award .............................................................. 23 ARTICLE XII CASH-BASED AWARDS ................................................................................... 23 12.1 Authority to Grant Cash-Based Awards .......................................................................... 23 12.2 Value of Cash-Based Award ........................................................................................... 23 12.3 Written Agreement .......................................................................................................... 23 12.4 Payment of Cash-Based Award ....................................................................................... 23 12.5 Time of Payment of Cash-Based Award ......................................................................... 23 12.6 Separation from Service .................................................................................................. 23 ARTICLE XIII SUBSTITUTE AWARDS .................................................................................. 24 ARTICLE XIV ADMINISTRATION .......................................................................................... 24 14.1 Awards ............................................................................................................................. 24 14.2 Authority of the Committee ............................................................................................ 24 14.3 Decisions Binding ........................................................................................................... 26 14.4 No Liability ..................................................................................................................... 26 ARTICLE XV AMENDMENT OR TERMINATION OF PLAN ............................................... 26 15.1 Amendment, Modification, Suspension, and Termination .............................................. 26 15.2 Awards Previously Granted ............................................................................................. 26 ARTICLE XVI MISCELLANEOUS ........................................................................................... 27 16.1 Unfunded Plan/No Establishment of a Trust Fund ......................................................... 27 iii

16.2 No Employment Obligation ............................................................................................ 27 16.3 Tax Withholding .............................................................................................................. 27 16.4 No Rights to Awards ....................................................................................................... 28 16.5 No Guarantee of Tax Consequences ............................................................................... 28 16.6 Gender and Number ........................................................................................................ 28 16.7 Severability ...................................................................................................................... 28 16.8 Headings .......................................................................................................................... 29 16.9 Other Compensation Plans .............................................................................................. 29 16.10 Retirement and Welfare Plans ......................................................................................... 29 16.11 Other Awards .................................................................................................................. 29 16.12 Law Limitations/Governmental Approvals ..................................................................... 29 16.13 Delivery of Title .............................................................................................................. 29 16.14 Inability to Obtain Authority ........................................................................................... 29 16.15 Investment Representations ............................................................................................. 29 16.16 Persons Residing Outside of the United States ............................................................... 29 16.17 Arbitration of Disputes .................................................................................................... 30 16.18 No Fractional Shares ....................................................................................................... 30 16.19 Governing Law ................................................................................................................ 30 iv

INDEPENDENCE CONTRACT DRILLING, INC. 2019 OMNIBUS INCENTIVE PLAN (Effective February 27, 2019) ARTICLE I ESTABLISHMENT, PURPOSE AND DURATION 1.1 Establishment . The Company hereby establishes an incentive compensation plan, to be known as the “ Independence Contract Drilling, Inc. 2019 Omnibus Incentive Plan ”, as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, RSUs, Performance Stock Awards, Performance Unit Awards, Annual Cash Incentive Awards, Other Stock-Based Awards and Cash-Based Awards. The Plan is effective as of February 27, 2019 (the “Effective Date ”), provided that the Company’s stockholders approve the adoption of the Plan within 12 months after the date of adoption of the Plan by the Board. 1.2 Purpose of the Plan . The Plan is intended to advance the interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company or its Affiliates. 1.3 Duration of Plan . The Plan shall continue indefinitely until it is terminated pursuant to Section 16.1. No Award may be granted under the Plan on or after the tenth anniversary of the Effective Date. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding. Notwithstanding the foregoing, no Incentive Stock Option may be granted under the Plan on or after the date that is ten years from the earlier of (a) adoption of the Plan by the Board and (b) the Effective Date. ARTICLE II DEFINITIONS Each word and phrase defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning. “Affiliate ” means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors or comparable individuals of the controlled entity or Error! Unknown document property name.

organization, or (b) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise; provided, however, that with respect to Incentive Stock Options, the term “Affiliate” means only a Parent Corporation of the Company or a Subsidiary Corporation of the Company or of any such parent corporation (as such terms are defined in Sections 424(e) and (f) of the Code and determined in accordance with Section 421 of the Code); and provided further, that with respect to grants of Nonqualified Options or SARs, the term “Affiliate” means only a corporation or other entity in a chain of corporations and/or other entities in which the Company has a “controlling interest” within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears. “Annual Cash Incentive Award ” means an Award granted pursuant to Article X to an individual who is then an Employee. “Authorized Shares ” shall have the meaning ascribed to that term in Section 4.1(a). “Award ” means, individually or collectively, a grant under the Plan of an Incentive Stock Option, a Nonqualified Stock Option, a SAR, Restricted Stock, a RSU, a Performance Stock Award, a Performance Unit Award, an Annual Cash Incentive Award, an Other Stock-Based Award or a Cash-Based Award, in each case subject to the terms and provisions of the Plan. “Award Agreement ” means a written or electronic agreement that sets forth the terms and conditions applicable to an Award granted under the Plan. “Beneficial Owner ” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act. “Board ” means the board of directors of the Company. “Cash-Based Award ” means an Award granted pursuant to Article XII. “Code ” means the United States Internal Revenue Code of 1986, as amended, and the rules, regulations and administrative guidance promulgated thereunder.“Committee ” means (a) in the case of an Award granted to an Outside Director, the Board, and (b) in the case of any other Award granted under the Plan, the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act for Awards that are intended to be exempt under Rule 16b- 3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the New York Stock Exchange or, if the Stock is not listed on the New York Stock Exchange, within the meaning of the rules of the principal stock exchange on which the Stock is then traded. “Company ” means Independence Contract Drilling, Inc., a Delaware corporation, or any successor (by reincorporation, merger or otherwise). “Corporate Change ” shall have the meaning ascribed to that term in Section 4.5(b). 2

“Dividend Equivalent ” means a payment equivalent in amount to dividends paid with respect to the Stock to the Company’s stockholders. “Effective Date ” shall have the meaning ascribed to that term in Section 1.1. “Employee” means (a) a person employed by the Company or any Affiliate as a common law employee and (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within six (6) months after the date of grant of the Award. “Exchange Act ” means the Securities Exchange Act of 1934, as amended, or any successor act. “Fair Market Value ” of the Stock as of any particular date means, (a) if the Stock is traded on a stock exchange, (i) and if the Stock is traded on that date, the closing sale price of the Stock on that date; or (ii) and if the Stock is not traded on that date, the closing sale price of the Stock on the last trading date immediately preceding that date; as reported on the principal securities exchange on which the Stock is traded; or (b) if the Stock is traded in the over-the-counter market, (i) and if the Stock is traded on that date, the average between the high bid and low asked price on that date; or (ii) and if the Stock is not traded on that date, the average between the high bid and low asked price on the last trading date immediately preceding that date; as reported in such over-the-counter market; provided , however, that if the Stock is not so traded, the Committee may provide for another method or means for determining such fair market value, which method or means shall comply with the requirements of a reasonable valuation method as described under Section 409A. “Fiscal Year ” means the calendar year. “Freestanding SAR ” means a SAR that is granted independently of any Options, as described in Article VI. “Government Agencies ” shall have the meaning ascribed to that term in Section 4.7. “Holder ” means a person who has been granted an Award or any person who is entitled to receive shares of Stock or cash under an Award. 3

“Incentive Stock Option ” or “ ISO ” means an option to purchase Stock granted pursuant to Article V that is designated as an incentive stock option and that satisfies the requirements of section 422 of the Code. “Nonqualified Stock Option ” or “ NQSO ” means a “nonqualified stock option” to purchase Stock granted pursuant to Article V that is not an Incentive Stock Option. “Option ” means an Incentive Stock Option or a Nonqualified Stock Option. “Option Price ” shall have the meaning ascribed to that term in Section 5.4. “Other Stock-Based Award ” means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article XI. “Outside Director ” means a director of the Company who is not an Employee. “Parent Corporation ” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. “Performance Goals ” means one or more of the criteria described in Section 9.2 on which the performance goals applicable to an Award may be based. “Performance Period ” means any period designated by the Committee during which (a) the Performance Goals applicable to an Award shall be measured and (b) the conditions to vesting applicable to an Award shall remain in effect. “Performance Stock Award ” means an Award designated as a performance stock award granted to a Holder pursuant to Article IX. “Performance Unit Award ” means an Award designated as a performance unit award granted to a Holder pursuant to Article IX. “Period of Restriction ” means any period designated by the Committee during which (a) the Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Award Agreement relating to such award, or (b) the conditions to vesting applicable to any other Award shall remain in effect. “Permissible under Section 409A ” means with respect to a particular action (such as, the grant, payment, vesting, settlement or deferral of an amount or award under the Plan) that such action is intended to avoid the compensation at issue from being subject to the additional tax or interest applicable under Section 409A and related penalties. “Plan ” means the Independence Contract Drilling, Inc. 2019 Omnibus Incentive Plan, as set forth in this document as it may be amended from time to time. 4

“Prior Plan ” means the Independence Contract Drilling, Inc. Amended and Restated 2014 Omnibus Incentive Plan and each other equity plan maintained by the Company under which awards are outstanding as of the effective date of this Plan. “Restricted Stock ” means shares of restricted Stock issued or granted under the Plan pursuant to Article VII. “Restricted Stock Award ” means an authorization by the Committee to issue or transfer Restricted Stock to a Holder. “RSU ” means a restricted stock unit credited to a Holder’s ledger account maintained by the Company pursuant to Article VIII. “RSU Award ” means an Award granted pursuant to Article VIII. “SAR ” means a stock appreciation right granted under the Plan pursuant to Article VI. “Section 409A ” means section 409A of the Code or any successor statute. “Separation from Service ” means, except as otherwise provided in the case of an ISO in the following sentence of this Section 0, (a) if the Award Agreement is not exempt from the application of the requirements of Section 409A, the termination of the Award recipient’s employment or service relationship with the Company and all Affiliates in a manner that satisfies Section 409A as determined by the Committee and (b) if the Award Agreement is exempt from the application of the requirements of Section 409A, the termination of the Award recipient’s employment or service relationship with the Company and all Affiliates as determined by the Committee. “ Separation from Service ” means, in the case of an ISO, the termination of the Employee’s employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an ISO in a transaction to which section 424(a) of the Code applies. “Stock ” means the common stock of the Company, $0.01 par value per share (or such other par value as may be designated by act of the Company’s stockholders). “Subsidiary Corporation ” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. “Substantial Risk of Forfeiture ” shall have the meaning ascribed to that term in Section 409A. “Substitute Award ” means an Award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute 5

Award” be construed to refer to an Award made in connection with the cancellation and repricing of an Option or SAR. “Tandem SAR ” means a SAR that is granted in connection with a related Option pursuant to Article VI herein, the exercise of which shall require forfeiture of the right to purchase a share of Stock under the related Option (and when a share of Stock is purchased under the Option, the Tandem SAR shall similarly be canceled). “Ten Percent Stockholder ” means an individual, who, at the time the applicable Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half-blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries. ARTICLE III ELIGIBILITY Except as otherwise specified in this Article III, the persons who are eligible to receive Awards under the Plan are Employees and Outside Directors provided , however, that (a) only those persons who are, on the dates of grant, Employees of the Company or any Parent Corporation or Subsidiary Corporation are eligible for grants of Incentive Stock Options under the Plan, (b) the only persons who are eligible to receive Annual Cash Incentive Awards under the Plan are Employees and (c) Outside Directors and Third Party Service Providers are only eligible to receive NQSOs, SARs, Restricted Stock, RSUs, Performance Stock Awards and Performance Unit Awards. Awards other than ISOs may also be granted to a person who is expected to become an Employee within six months as specified in Section 14.2(b) of the Plan. ARTICLE IV GENERAL PROVISIONS RELATING TO AWARDS 4.1 Authority to Grant Awards The Committee may grant Awards to those Employees and Outside Directors as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion. (a) Subject to adjustment as provided in 4.5, the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 5,500,000 (the “Authorized Shares ”). At the time this Plan becomes effective, none of the shares of Stock available for future grant under the Prior Plans shall be available for grant under such Prior Plans. 6

(b) Subject to adjustment as provided in 4.5, the aggregate number of shares of Stock with respect to which ISOs may be granted under the Plan is equal to the Authorized Shares. (c) The aggregate value of the cash compensation and the grant date fair value of shares of Stock that may be awarded or granted under this Plan during any fiscal year of the Company to any Outside Director shall not exceed $350,000; provided, in connection with an appointment of an Outside Director to the Board, when accounting for initial awards under this Plan issuable to such Outside Director, such annual aggregate value shall not exceed $450,000 rather than the foregoing limit. 4.2 Shares That Count Against Limit . To the extent that shares of Stock subject to an outstanding Award granted under the Plan, other than Substitute Awards, are not issued or delivered by reason of (a) the expiration, termination, cancellation or forfeiture of such Award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (b) the settlement of such Award in cash, then such shares of Stock shall again be available under this Plan. Notwithstanding anything herein to the contrary, (i) shares repurchased by the Company on the open market with the proceeds of an Option exercise and (ii) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award shall not again be available under this Plan. The maximum number of shares of Stock available for issuance under the Plan shall not be reduced to reflect any dividends or Dividend Equivalents that are reinvested into additional shares of Stock or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or other Stock-Based Awards. 4.3 Non-Transferability . Except as specified in the applicable Award Agreements or in domestic relations court orders, an Award shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder’s lifetime, only by him or her. Any attempted assignment of an Award in violation of this Section shall be null and void. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award. 4.4 Requirements of Law . The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of 7 an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority. 4.5 Changes in the Company’s Capital Structure . (a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise. (b) In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding Option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share) and the terms of each other Award (including the number and class of securities subject thereto), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive. (c) If while unexercised Awards remain outstanding under the Plan (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a “group” as contemplated by section 13(d)(3) of the 8

Exchange Act, acquires or gains ownership or control (including, without limitation, the power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power entitled to vote generally in the election of Directors), or (v) as a result of or in connection with a contested election of directors of the Company, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a “ Corporate Change ”), then, except as otherwise provided in an Award Agreement or another agreement between the Holder and the Company ( provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and (x) no sooner than effective as of the consummation by the Company of such merger, consolidation, combination, reorganization, sale, lease, or exchange of assets or dissolution and liquidation or such election of directors and (y) no later than thirty (30) days after a Corporate Change of the type described in clause (iv), the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder ( provided that, with respect to a reincorporation merger in which Holders of the Company’s ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company): (i) require that (A) some or all outstanding Options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (B) the Period of Restriction applicable to some or all outstanding Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (C) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (D) the Performance Goals applicable to some or all outstanding Awards shall be deemed to be satisfied at the target, maximum or any other level; (ii) require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Corporate Change, or a parent corporation thereof, be substituted for some or all of the shares of Stock subject to an outstanding Award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 4.5(b); and/or (iii) require outstanding Awards, in whole or in part, to be surrendered to the Company by the Holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (x) in the case of an Option or an SAR, the aggregate number of shares of Stock then subject to the portion of such Option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a share of Stock as of the date of the Corporate Change, over the purchase price or 9 base price per share of Stock subject to such Option or SAR, (y) in the case of an Award denominated in shares of Stock, the number of shares of Stock then subject to the portion of such award surrendered to the extent the Performance Goals applicable to such award have been satisfied or are deemed satisfied pursuant to Section 4.5(c)(i), whether or not vested, multiplied by the Fair Market Value of a share of Stock as of the date of the Corporate Change, and (z) in the case of an Award denominated in cash, the value of the Award then subject to the portion of such Award surrendered to the extent the Performance Goals applicable to such award have been satisfied or are deemed satisfied pursuant to Section 4.5(c)(i); (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Corporate Change, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above. 4.6 Election Under Section 83(b) of the Code . No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the prior written approval of the General Counsel or the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the prior written approval of the General Counsel or the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan. 4.7 Forfeiture for Cause . Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Separation from Service, (a) committed fraud, embezzlement, theft, felony or act of dishonesty in the course of his employment by the Company or an Affiliate which conduct damaged the Company of an Affiliate, (b) disclosed trade trade secrets of the Company or an Affiliate or (c) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any Affiliate to which the Holder is a party, then as of the date the Committee makes its finding, some or all Awards awarded to the Holder (including vested Awards that have been exercised, vested Awards that have not been exercised and Awards that have not yet vested), as determined by the Committee in its sole discretion, and all net proceeds realized with respect to any such Awards, will be forfeited to the Company on such terms as determined by the Committee. The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate or severance of the individual’s affiliation with the Company and all Affiliates. Nothing contained in this Section 4.7 or elsewhere in the Plan is intended to limit a Holder’s ability to (i) report possible violations of law or regulation to, or file a charge or complaint with, the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Department of Justice, the Congress, any Inspector General, or any other federal, state or local governmental agency or commission (“ Government Agencies ”), (ii) communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, 10 without notice to the Company, or (iii) under applicable United States federal law to (x) disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law or (y) disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure. 4.8 Forfeiture Events . The Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Separation from Service for cause, Separation from Service for any other reason, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates. 4.9 Recoupment in Restatement Situations . Without limiting the applicability of Section 4.7 or Section 4.8, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws, the current or former Holder who was a current or former executive officer of the Company or an Affiliate shall forfeit and must repay to the Company any compensation awarded under the Plan to the extent specified in any of the Company’s recoupment policies established or amended (now or in the future) in compliance with the rules and standards of the Securities and Exchange Commission under or in connection with Section 10D of the Exchange Act. In addition, without limiting the applicability of Section 4.7 or Section 4.8, any Award granted pursuant to the Plan, and any Stock or property issued or cash paid pursuant to such an Award, shall be subject to any recoupment, forfeiture or clawback policy that may be adopted by the Board of the Company from time to time and to any requirement of applicable law, regulation or listing standard that requires the Company to recoup, forfeit or claw back compensation paid pursuant to such an Award. 4.10 Award Agreements . Each Award shall be embodied in an Award Agreement that shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may specify the effect of a change in control of the Company or a Separation from Service of the Holder on the Award. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan. 4.11 Amendments of Award Agreements . The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the Plan or necessary to implement the requirements of the Plan. However, no such amendment shall adversely affect in a material manner any right of a Holder without his or her written consent. Except as specified in Section Error! Reference source not found. , the Committee may not 11 directly or indirectly lower the exercise price of a previously granted Option or the grant price of a previously granted SAR. 4.12 Rights as Stockholder . A Holder shall not have any rights as a stockholder with respect to Stock covered by an Option, a SAR, an RSU, a Performance Unit, or an Other Stock-Based Award payable in Stock until the date, if any, such Stock is issued by the Company; and, except as otherwise provided in Section 4.5 or an Award Agreement, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Stock. 4.13 Issuance of Shares of Stock . Shares of Stock, when issued, may be represented by a certificate or by book or electronic entry. 4.14 Restrictions on Stock Received . The Committee may impose such conditions and restrictions on any shares of Stock issued pursuant to an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock for a specified period of time. 4.15 Section 409A . Awards shall be designed, granted and administered in such a manner that they are intended to either be exempt from the application of, or comply with, the requirements of Section 409A. The Company makes no representations that the Plan, the administration of the Plan, any Award Agreement or the amounts hereunder comply with, or are exempt from, Section 409A and the Company undertakes no obligation to ensure such compliance or exemption. The Plan and each Award Agreement under the Plan that is intended to comply the requirements of Section 409A shall be construed and interpreted in accordance with such intent. Notwithstanding any other provision of the Plan, if Holder is a “specified employee” (within the meaning of Section 409A), and the Company determines that a payment or vesting under an Award is not Permissible under Section 409A, then no payment shall be made or vesting shall occur under the Award due to a “separation from service” (within the meaning of Section 409A of the Code) for any reason before the earlier of the date (i) that is six (6) months after the date on which the Holder incurs such separation from service or (ii) of the Holder’s death. 4.16 Date of Grant . The date on which an Option or SAR is granted shall be the date the Company completes the corporate action constituting an offer of Stock for sale to a Holder under the terms and conditions of the Option or SAR; provided that such corporate action shall not be considered complete until the date on which the maximum number of shares that can be purchased under the Option or SAR and the minimum Option Price or grant price are fixed or determinable. If the corporate action contemplates an immediate offer of Stock for sale to a class of individuals, then the date of the granting of an Option or SAR is the time or date of that corporate action, if the offer is to be made immediately. If the corporate action contemplates a particular date on which the offer is to be made, then the date of grant is the contemplated date of the offer. 4.17 Source of Shares Deliverable Under Awards . Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares of Stock or of treasury shares of Stock. 12

4.18 Minimum Vesting Requirements . No Award granted under the Plan shall become exercisable or vested prior to the one-year anniversary of the date of grant; provided, however, that, such restriction shall not apply to Awards granted under this Plan with respect to the number of shares of Stock which, in the aggregate, does not exceed five percent (5%) of the total number of shares initially available for Awards under this Plan. This Section 4.18 shall not restrict the right of the Committee to provide in an Award Agreement or otherwise for the acceleration or continuation of the vesting or exercisability of an Award upon or after a Change in Control, a Separation from Service or otherwise including, without limitation, as a result of a termination without cause, due to retirement or constructive termination. ARTICLE V OPTIONS 5.1 Authority to Grant Options . Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons under Article III in such number and upon such terms as the Committee shall determine; provided that ISOs may be granted only to eligible Employees of the Company or of any Parent Corporation or Subsidiary Corporation (as permitted by section 422 of the Code and the regulations thereunder). 5.2 Type of Options Available . Options granted under the Plan may be NQSOs or ISOs. 5.3 Option Agreement . Each Option grant under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the Option is intended to be an ISO or an NQSO, (b) the Option Price, (c) the duration of the Option, (d) the number of shares of Stock to which the Option pertains, (e) the exercise restrictions, if any, applicable to the Option and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. Notwithstanding the designation of an Option as an ISO in the applicable Award Agreement for such Option, to the extent the limitations of Section 5.10 of the Plan are exceeded with respect to the Option or the Option does not otherwise qualify as an ISO, the portion of the Option in excess of the limitation or which does not otherwise qualify as an ISO shall be treated as a NQSO. An Option granted under the Plan may not be granted with any Dividend Equivalents rights. 5.4 Option Price . Except with respect to Substitute Awards, the price at which shares of Stock may be purchased under an Option (the “ Option Price ”) shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted; provided , however , if the Option is an ISO granted to a Ten Percent Stockholder, the Option Price must not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date the ISO is granted. Subject to the limitations set forth in the preceding sentences of this Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the purchase price per share of the shares subject to such Option may be less than one hundred percent 13

(100%) of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (i) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (ii) the aggregate purchase price of such shares. 5.5 Duration of Option . An Option shall not be exercisable after the earlier of (a) the general term of the Option specified in the applicable Award Agreement (which shall not exceed ten years, and, in the case of a Ten Percent Stockholder, no ISO shall be exercisable later than the fifth (5th) anniversary of the date of its grant) or (b) the period of time specified in the applicable Award Agreement that follows the Holder’s Separation from Service. 5.6 Amount Exercisable . Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Award Agreement in its sole discretion. 5.7 Exercise of Option . (a) General Method of Exercise . Subject to the terms and provisions of the Plan and the applicable Award Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (i) that the Holder wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of Stock with respect to which the Option is to be exercised and (iii) the address to which a stock certificate, if any, representing such shares of Stock should be mailed or delivered, or the account to which the shares of Stock represented by book or electronic entry should be delivered. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price (and all applicable federal, state, local and foreign withholding taxes described in Section 17.3) by any combination of the following: (v) cash, certified check, or bank draft for an amount equal to the Option Price under the Option, (w) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Stock with a Fair Market Value on the date of exercise equal to the Option Price under the Option (if approved in advance by the Committee or an executive officer of the Company), (x) the Committee may permit a Holder to pay such Holder’s Option Price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered pursuant to the exercise of the Option, (y) as described further in (c) below, an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (z) except as specified below, any other form of payment which is acceptable to the Committee. Whenever an Option is exercised by exchanging shares of Stock owned by the Holder, the Holder shall deliver to the Company or its delegate certificates registered in the name of the Holder representing a number of shares of Stock legally and beneficially owned by the Holder, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a 14 commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Option is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option. (b) Issuance of Shares . Subject to Section 4.3 and Section 5.7(c), as promptly as practicable after receipt of written notification and payment, in the form required by Section 5.7(a), of an amount of money necessary to satisfy the aggregate option price and any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to the Holder certificates for the number of shares with respect to which the Option has been exercised, issued in the Holder’s name. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Holder, at the address specified by the Holder or shall have transferred to the account designated by the Holder to which the shares of Stock represented by book or electronic entry are to be delivered. (c) Exercise Through Third-Party Broker . The Committee may permit a Holder to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable federal, state, local and foreign tax withholding resulting from such exercise. (d) Limitations on Exercise Alternatives . An Option may not be exercised for a fraction of a share of Stock. 5.8 Transferability-Incentive Stock Options . Notwithstanding anything in the Plan or an Award Agreement to the contrary, no ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all ISOs granted to an Employee under this Article V shall be exercisable during his or her lifetime only by such Employee. 5.9 No Rights as Stockholder . A Holder of an Option shall not have any rights as a stockholder with respect to Stock covered by an Option until the date a stock certificate for such Stock is issued by the Company. Except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate. 5.10 $100,000 Limitation on ISOs . To the extent that the aggregate Fair Market Value of shares of Stock with respect to which ISOs first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both shares of Stock subject to ISOs under the Plan and Stock subject to ISOs under all other plans of the Company, such Options shall be treated as NQSOs. For this purpose, the “Fair Market Value” of the shares of Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options 15 is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Stock are to be treated as shares acquired pursuant to the exercise of an ISO. 5.11 Separation from Service . Each Award Agreement shall set forth the extent to which the Holder of an Option shall have the right to exercise the Option following the Holder’s Separation from Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Award Agreement or the Plan, and may reflect distinctions based on the reasons for termination or severance. ARTICLE VI STOCK APPRECIATION RIGHTS 6.1 Authority to Grant SAR Awards . Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant SARs under the Plan to eligible persons under Article III in such number and upon such terms as the Committee shall determine. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Holder and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. 6.2 Type of Stock Appreciation Rights Available . The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. 6.3 General Terms . Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, an amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the Stock on the date of grant of the SAR except in the case of Substitute Awards. The grant price of Tandem SARs shall not be less than the Option Price of the related Option. A SAR granted under the Plan may not be granted with any Dividend Equivalents rights. Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the grant price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (i) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (ii) the aggregate base price of such shares. 6.4 SAR Agreement . Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) the grant price of the SAR, (b) the 16 term of the SAR, (c) the vesting and termination provisions of the SAR and (d) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate. 6.5 Term of SAR. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the shares of Stock subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the shares of Stock subject to the ISO exceeds the Option Price of the ISO. 6.6 Exercise of Freestanding SARs . Subject to the terms and provisions of the Plan and the applicable Award Agreement, Freestanding SARs may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be delivered. In accordance with applicable law, a Freestanding SAR may be exercised subject to whatever additional terms and conditions the Committee, in its sole discretion, imposes. 6.7 Exercise of Tandem SARs . Subject to the terms and provisions of the Plan and the applicable Award Agreement, Tandem SARs may be exercised for all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option and by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be delivered. A Tandem SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. In accordance with applicable law, a Tandem SAR may be exercised subject to whatever additional terms and conditions the Committee, in its sole discretion, imposes. 6.8 Payment of SAR Amount . Upon the exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a share of Stock on the date of exercise over the grant price of the SAR by the number of shares of Stock with respect to which the SAR is exercised. The payment upon SAR exercise may be in cash, in Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR. 17

6.9 Separation from Service . Each Award Agreement shall set forth the extent to which the Holder of a SAR shall have the right to exercise the SAR following the Holder’s Separation from Service. Such provisions shall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the Holder, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination or severance. 6.10 No Rights as Stockholder . A grantee of a SAR award, as such, shall have no rights as a stockholder. 6.11 Restrictions on Stock Received . The Committee may impose such conditions and restrictions on any shares of Stock received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock received upon exercise of a SAR for a specified period of time. ARTICLE VII RESTRICTED STOCK AWARDS 7.1 Restricted Stock Awards . Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may make Awards of Restricted Stock under the Plan to eligible persons under Article III in such number and upon such terms as the Committee shall determine. The amount of and the vesting, transferability and forfeiture restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting, transferability and forfeiture restrictions on a Holder’s rights with respect to Restricted Stock, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable. 7.2 Restricted Stock Award Agreement . Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify. 7.3 Holder’s Rights as Stockholder . Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award. Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be deposited with the Company and shall be subject to the same restrictions as the shares of Stock with respect to which such distribution was made. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the 18

Restricted Stock. During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the Holder’s name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer or agent of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Award Agreement. ARTICLE VIII RESTRICTED STOCK UNIT AWARDS 8.1 Authority to Grant RSU Awards . Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant RSU Awards under the Plan to eligible persons under Article III in such amounts and upon such terms as the Committee shall determine. The amount of and the vesting, transferability and forfeiture restrictions applicable to any RSU Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of RSUs credited under the Plan for the benefit of a Holder. 8.2 RSU Award . An RSU Award shall be similar in nature to a Restricted Stock Award except that no shares of Stock are actually transferred to the Holder until a later date specified in the applicable Award Agreement. Each RSU shall have a value equal to the Fair Market Value of a share of Stock. 8.3 RSU Award Agreement . Each RSU Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, vesting, transferability and forfeiture restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify. 8.4 Dividend Equivalents . An Award Agreement for an RSU Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award; provided, however, that any Dividend Equivalents with respect to an RSU Award that is subject to vesting conditions shall be subject to the same vesting conditions as the underlying Award. 8.5 Form of Payment Under RSU Award . Payment under an RSU Award shall be made in cash, shares of Stock or any combination thereof, as specified in the applicable Award Agreement. 8.6 Time of Payment Under RSU Award . A Holder’s payment under an RSU Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in 19 which the RSU Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is Permissible under Section 409A. 8.7 Holder’s Rights as Stockholder . Except as set forth in Section 8.4, each recipient of an RSU Award shall have no rights of a stockholder with respect to the Holder’s RSUs. A Holder shall have no voting rights with respect to any RSU Awards. ARTICLE IX PERFORMANCE STOCK AWARDS AND PERFORMANCE UNIT AWARDS 9.1 Authority to Grant Performance Stock Awards and Performance Unit Awards . Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Performance Stock Awards and Performance Unit Awards under the Plan to eligible persons under Article III in such amounts and upon such terms as the Committee shall determine. The amount of and the vesting, transferability and forfeiture restrictions applicable to any Performance Stock Award or Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine; provided, however, that the performance period for any Performance Stock Award or Performance Unit Award shall not be less than one year. If the Committee imposes vesting, transferability and forfeiture restrictions on a Holder’s rights with respect to Performance Stock Award or Performance Unit Awards, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Performance Stock Award or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable. 9.2 Performance Goals . Performance Goals upon which the payment or vesting of an Award under this Plan may be based on one or more of the following business criteria that apply to the Holder, one or more business units or subsidiaries of the Company, or the Company as a whole: earnings per share, earnings per share growth, total stockholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, stockholder value, net cash flow, operating income, earnings before interest and taxes (“EBIT”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth, total market value, successful closing of transactions, utilization rates, safety and environmental performance measures (including total recordable incident rates (“TRIR”)) , or such other goals as the Committee may determine whether or not listed herein. Performance Goals may also be based on performance relative to a peer group of companies. Performance Goals may apply to results obtained relative to a specific industry or a specific index. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a 20 particular business criterion and could include, for example, maintaining the status quo or limiting economic losses. The terms, conditions and limitations applicable to any Performance Stock Award or Performance Unit Award made pursuant to the Plan shall be determined by the Committee. 9.3 Written Agreement . Each Performance Stock Award or Performance Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and such other provisions not inconsistent with the Plan as the Committee may specify. 9.4 Form of Payment Under Performance Unit Award . Payment under a Performance Unit Award shall be made in cash, shares of Stock or any combination thereof, as specified in the applicable Award Agreement. 9.5 Time of Payment Under Performance Unit Award . A Holder’s payment under a Performance Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 l/2) months after the end of the calendar year in which the Performance Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is Permissible under Section 409A. 9.6 Holder’s Rights as Stockholder With Respect to a Performance Stock Award . Subject to the terms and conditions of the Plan, each Holder of a Performance Stock Award shall have all the rights of a stockholder with respect to the shares of Stock issued to the Holder pursuant to the Award during any period in which such issued shares of Stock are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares of Stock. Notwithstanding the foregoing, dividends paid with respect to a Performance Stock Award shall be deposited with the Company and shall be subject to the same forfeiture and other restrictions as the shares of Stock with respect to which such distribution was made. 9.7 Holder’s Rights as Stockholder With Respect to a Performance Unit Award . Each recipient of a Performance Unit Award shall have no rights of a stockholder with respect to the Holder’s Performance Unit Award. A Holder shall have no voting rights with respect to any Performance Unit Award. 9.8 Dividend Equivalents . An Award Agreement for a Performance Unit Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award; provided, however, that any Dividend Equivalents with respect to a Performance Unit Award that is subject to vesting conditions shall be subject to the same vesting conditions as the underlying Award. ARTICLE X ANNUAL CASH INCENTIVE AWARDS 10.1 Authority to Grant Annual Cash Incentive Awards . Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Annual Cash Incentive Awards under the Plan to Employees in such amounts and upon such 21 terms as the Committee shall determine. Subject to the following provisions in this Article X, the amount of any Annual Cash Incentive Awards shall be based on the attainment of such Performance Goals as the Committee may determine and the term, conditions and limitations applicable to any Annual Cash Incentive Awards made pursuant to the Plan shall be determined by the Committee. 10.2 Written Agreement . Each Annual Cash Incentive Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify. 10.3 Form of Payment Under Annual Cash Incentive Award . Payment under an Annual Cash Incentive Award shall be made in cash. 10.4 Time of Payment Under Annual Cash Incentive Award . A Holder’s payment under an Annual Cash Incentive Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Annual Cash Incentive Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is Permissible under Section 409A. ARTICLE XI OTHER STOCK-BASED AWARDS 11.1 Authority to Grant Other Stock-Based Awards . Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted shares of Stock) under the Plan to eligible persons under Article III in such number and upon such terms as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States. 11.2 Value of Other Stock-Based Award . Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee. 11.3 Written Agreement . Each Other Stock-Based Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify. 11.4 Payment of Other Stock-Based Award . Payment under an Other-Stock Based Award shall be made in cash, shares of Stock or any combination thereof, as specified in the applicable Award Agreement. 22

11.5 Separation from Service . The Committee shall determine the extent to which a Holder’s rights with respect to Other Stock-Based Awards shall be affected by the Holder’s Separation from Service. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan. 11.6 Time of Payment of Other Stock-Based Award . A Holder’s payment under an Other Stock-Based Award shall be made at such time as is specified in the applicable Award Agreement. If a payment under the Award Agreement is subject to Section 409A, the Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Other Stock-Based Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is Permissible under Section 409A. ARTICLE XII CASH-BASED AWARDS 12.1 Authority to Grant Cash-Based Awards . Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Cash- Based Awards under the Plan to eligible persons under Article III in such amounts and upon such terms as the Committee shall determine. 12.2 Value of Cash-Based Award . Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. 12.3 Written Agreement . Each Cash-Based Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify. 12.4 Payment of Cash-Based Award . Payment, if any, with respect to a Cash- Based Award shall be made in accordance with the terms of the Award, in cash. 12.5 Time of Payment of Cash-Based Award . Payment under a Cash-Based Award shall be made at such time as is specified in the applicable Award Agreement. If a payment under the Award Agreement is subject to Section 409A, the Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Cash-Based Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is Permissible under Section 409A. 12.6 Separation from Service . The Committee shall determine the extent to which a Holder’s rights with respect to Cash-Based Awards shall be affected by the Holder’s Separation from Service. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Cash-Based Awards issued pursuant to the Plan. 23

ARTICLE XIII SUBSTITUTE AWARDS Substitute Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees of other entities who are about to become Employees, or whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary of the Company. The terms and conditions of the Substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted. If shares of Stock are issued under the Plan with respect to a Substitute Award such shares of Stock will not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. ARTICLE XIV ADMINISTRATION 14.1 Awards . The Plan shall be administered by the Committee or, in the absence of the Committee or in the case of awards issued to Outside Directors, the Plan shall be administered by the Board. The members of the Committee (that is not itself the Board) shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan. 14.2 Authority of the Committee . (a) The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business relating to the Plan or Awards made under the Plan, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities to (i) determine the persons to whom and the time or times at which Awards will be made; (ii) determine the type or types of Awards to 24 be granted; (iii) determine the number and exercise price of shares of Stock covered in each Award subject to the terms and provisions of the Plan; (iv) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and (vii) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan. [The Committee may, in its sole discretion and for any reason at any time (including, without limitation, in an Award Agreement or upon a termination of employment), take action such that (i) any or all outstanding Options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Period of Restriction applicable to any outstanding Awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Awards shall lapse and (iv) the Performance Goals (if any) applicable to any outstanding Awards shall be deemed to be satisfied at the target, maximum or any other level .] 1 (b) The Committee may make an Award to an individual who the Company expects to become an Employee of the Company or any of its Affiliates within six (6) months after the date of grant of the Award, with the Award being subject to and conditioned on the individual actually becoming an Employee within that time period and subject to other terms and conditions as the Committee may establish. (c) The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such person. (d) The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board, the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer, director or other person. 1 ISS EPSC Factor. Consider design feature in evaluating points under EPSC analysis. 25

(e) No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Amended and Restated Certificate of Incorporation and/or Amended and Restated By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time. 14.3 Decisions Binding . All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its Affiliates, its stockholders, Holders and the estates and beneficiaries of Holders. 14.4 No Liability . Under no circumstances shall the Company, its Affiliates, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, its Affiliates’, the Committee’s or the Board’s roles in connection with the Plan. ARTICLE XV AMENDMENT OR TERMINATION OF PLAN 15.1 Amendment, Modification, Suspension, and Termination . Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders, (i) except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option or the grant price of a previously granted SAR, cancel a previously granted Option or previously granted SAR for a payment of cash or other property if the aggregate fair market value of such Option or SAR is less than the gross Option Price of such Option or the gross grant price of such SAR, (ii) amend the Plan if stockholder approval is required with respect to such amendment by applicable law or stock exchange rules, or (iii) amend the director compensation limits set forth in Section 4.2(c). 15.2 Awards Previously Granted . Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award. 26

ARTICLE XVI MISCELLANEOUS 16.1 Unfunded Plan/No Establishment of a Trust Fund . Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended. 16.2 No Employment Obligation . The granting of any Award shall not constitute an employment or service contract, express or implied, and shall not impose upon the Company or any Affiliate any obligation to employ or continue to employ, or to utilize or continue to utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of, or the provision of services by, any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s employment or service relationship at any time or for any reason not prohibited by law. 16.3 Tax Withholding . (a) The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state, local or foreign tax law to be withheld (“ Tax Withholding Obligation ”) with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions. (b) The Committee may, in its discretion, permit a Holder to satisfy any Tax Withholding Obligation arising upon the vesting of or payment under an Award by delivering to the Holder a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares under the Award, the Company shall (a) calculate the amount of the Company’s or an Affiliate’s Tax Withholding Obligation on the assumption that all such shares of Stock vested under the Award are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares 27 of Stock withheld on the vesting date approximates the Company’s or an Affiliate’s Tax Withholding Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury or other applicable governmental authorities, on behalf of the Holder, in the amount of the Tax Withholding Obligation. The Company shall withhold only whole shares of Stock to satisfy its Tax Withholding Obligation. Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Tax Withholding Obligation, the Company shall withhold shares of Stock with a Fair Market Value less than the amount of the Tax Withholding Obligation and the Holder must satisfy the remaining withholding obligation in some other manner permitted under this Section 16.3. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules). The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and the Holder’s right, title and interest in such shares of Stock shall terminate. (c) The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold. 16.4 No Rights to Awards. No Employee, Outside Director, Third Party Service Provider or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of among such Persons. The terms and conditions of Awards need not be the same with respect to each recipient. 16.5 No Guarantee of Tax Consequences . The Company makes no commitment or guarantee to any Employee, Outside Director, Third Party Service Provider or other person that any federal, state, local or other tax treatment will (or will not) apply or be available to any person with respect to Awards under this Plan or the granting, holding, vesting, transfer or settlement of any such Award and assumes no liability whatsoever for the tax consequences to any Employee, Outside Director, Third Party Service Provider or to any other person with respect to Awards under this Plan or the granting, holding, vesting, transfer or settlement of any such Award. 16.6 Gender and Number . If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other. 16.7 Severability . In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included. 28

16.8 Headings . Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan. 16.9 Other Compensation Plans . The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees, Outside Directors or Third Party Service Providers. 16.10 Retirement and Welfare Plans . Neither Awards made under the Plan nor shares of Stock or cash paid pursuant to such Awards, may be included as “compensation” for purposes of computing the benefits payable to any person under the Company’s or any Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit. 16.11 Other Awards . The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted. 16.12 Law Limitations/Governmental Approvals . The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. 16.13 Delivery of Title . The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. 16.14 Inability to Obtain Authority . The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained. 16.15 Investment Representations . The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the shares of Stock for investment and without any present intention to sell or distribute such Stock. 16.16 Persons Residing Outside of the United States . Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has employees, the Committee, in its 29 sole discretion, shall have the power and authority to (a) determine which Affiliates shall be covered by the Plan; (b) determine which persons employed outside the United States are eligible to participate in the Plan; (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States; (d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable (and any subplans and modifications to Plan terms and procedures established under this Section 16.16 by the Committee shall be attached to the Plan document as Appendices); and (e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, any securities law or governing statute or any other applicable law. 16.17 Arbitration of Disputes . Any controversy arising out of or relating to the Plan or an Award Agreement shall be resolved by arbitration conducted in Houston, Texas pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties. 16.18 No Fractional Shares . No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated. 16.19 Governing Law . The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the sole and exclusive jurisdiction and venue of the federal or state courts of the State of Texas to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement. 30